UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2017

HealthTalk Live, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	45-1994478
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11749 W. Pico Blvd., Los Angeles, CA 90064
(Address of principal executive offices)

(424) 259-3521
(Issuer’s telephone number)

2667 32nd Street Suite B, Santa Monica, Ca 90405 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

Effective March 1, 2017, we entered into a Commercial Lease Agreement for our new headquarters in Los Angeles, California. Our initial lease period runs until February 28, 2018 and requires monthly payments in the amount of $2,800. The lease agreement, which includes various standard terms and covenants, is filed herewith as Exhibit 10.1.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Effective immediately, the address of our corporate headquarters has changed to:

11749 W. Pico Blvd.

Los Angeles, CA 90064

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Commercial Lease Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTalk Live, Inc.

Date: April 18, 2017	By:	/s/ Daniel Crawford
Daniel Crawford
Chief Executive Officer

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